UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):August 10, 2026

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8184 Highway 44, Gonzales, LA70737
           (Address of principal executive offices)                                                                        (Zip Code)

Registrant’s telephone number, including area code:(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 12, 2026, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2027, which ended June 28, 2026. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached to this Current Report on Form 8-K is “furnished”, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in any such filings.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of the Company held on August 10, 2026 (the “2026 Annual Meeting”), the stockholders approved the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan (the “Amended and Restated Plan”), which amended and restated the Crown Crafts, Inc. 2021 Incentive Plan to increase the number of shares of the Company’s Series A common stock (the “Common Stock”) available for issuance thereunder from 1,200,000 shares to 2,450,000 shares. As a result, an additional 1,250,000 shares of Common Stock are now available for issuance under the Amended and Restated Plan. The Amended and Restated Plan is effective as of August 10, 2026, and will continue in effect, unless earlier terminated as provided therein, until August 10, 2036.

The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approves all awards under the Amended and Restated Plan and acts as its administrator. As administrator, the Compensation Committee has the authority to, among other things: (i) grant awards; (ii) designate participants; (iii) determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; (iv) establish, adopt or revise any plan, program or policy for the grant of awards as it may deem necessary or advisable; (v) establish, adopt or revise any rules and regulations as it may deem advisable to administer the Amended and Restated Plan; and (vi) make all other decisions and determinations that may be required under the Amended and Restated Plan. The Compensation Committee may, from time to time, grant awards under the Amended and Restated Plan to the Company’s directors, executive officers (including the named executive officers) and other employees in accordance with the terms of the Amended and Restated Plan and the Compensation Committee’s authority thereunder.

The foregoing summary of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein. A more detailed description of the Amended and Restated Plan can also be found under “Proposal 2 - Approval of Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on June 26, 2026.

On August 10, 2026, the Compensation Committee approved the forms of Incentive Stock Option Award Certificate, Nonstatutory Stock Option Award Certificate, Restricted Stock Award Certificate and Performance Share Award Certificate to be used for the grant of the applicable awards under the Amended and Restated Plan, copies of which are filed as Exhibits 99.3, 99.4, 99.5 and 99.6, respectively, to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As discussed above, the 2026 Annual Meeting was held on August 10, 2026. Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders at the 2026 Annual Meeting and the final voting results for each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on June 26, 2026.

PROPOSAL 1:	ELECTION OF DIRECTORS

Each of the following nominees was elected by the Company’s stockholders as a Class III director to serve until the Company’s Annual Meeting of stockholders to be held in 2029 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal from office, based on the following vote:

CLASS IIII DIRECTOR NOMINEES	VOTES FOR	AUTHORITY WITHHELD	BROKER NON- VOTES
Ixchell C. Duarte	4,518,403	157,872	3,406,310
Tatiana G. Ferreira	4,511,193	165,082	3,406,310

PROPOSAL 2:	APPROVAL OF CROWN CRAFTS, INC. AMENDED AND RESTATED 2021 INCENTIVE PLAN

The Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan was approved by the Company’s stockholders, based on the following vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,217,392	329,991	128,892	3,406,310

PROPOSAL 3:	RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2027 was ratified by the Company’s stockholders, based on the following vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,839,223	165,335	78,027	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release dated August 12, 2026.
99.2	Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan.*
99.3	Incentive Stock Option Award Certificate.*
99.4	Nonstatutory Stock Option Award Certificate.*
99.5	Restricted Stock Award Certificate.*
99.6	Performance Share Award Certificate.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: August 12, 2026	/s/ Claire K. Spencer
CLAIRE K. SPENCER
Vice President and Chief Financial Officer